HILLVIEW INVESTMENT TRUST II
                          Hillview Alpha Fund
                    Hillview International Alpha Fund

                    Supplement dated February 26, 2001
                                   to
                    Prospectus dated September 1, 2000
                     As Supplemented October 11, 2000

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional
Information. It should be retained and read in conjunction with the Prospectus.

The last sentence in the first paragraph of the section entitled
Alpha Sub-Advisers on page 11 of the prospectus is deleted and replaced with the following:

On October 30, 2000, substantially all of the assets of Nvest Companies, L.P., Harris' parent company, were acquired by CDC Asset Management. At a meeting held on December 19, 2000, the shareholders of the Alpha Fund approved a new sub-advisory agreement Under the terms of the new sub-advisory agreement, the fund pays Harris an annual sub-advisory fee of 0.75% of the average daily assets on the first $20 million of the portion of the fund's portfolio it manages; 0.60% of the average daily assets on the next $55 million; and 0.55% of average daily assets over $75 million of the fund's assets it manages.

Insert the following after the third sentence in the first paragraph of the section entitled International Alpha Sub-
Advisers on page 12 of the prospectus:

At a meeting held December 19, 2000, the shareholders of the International Alpha Fund approved a new sub-advisory agreement among Hillview Investment Trust II,
Hillview Capital Advisors, LLC and Harris Associates,
L.P. Other than the date of the agreement, the new sub-advisory agreement is the same as the previous sub-advisory agreement among Hillview Investment Trust II,
Hillview Capital Advisors, LLC and Harris Associates,
L.P.

The fourth sentence in the first paragraph of the section entitled Investment Sub-Advisory Agreements on page 31 of the Statement of Additional Information is deleted and replaced with the following:

Harris receives an annual sub-advisory fee of 0.75% of the average daily assets on the first $20 million of the portion of the fund's portfolio it manages; 0.60% of the average daily assets on the next $55 million;
and 0.55% of average daily assets over $75 million of the fund's assets it manages.

       PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE